LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

LEGG MASON PARTNERS EQUITY TRUST

SUPPLEMENT DATED MARCH 19, 2019 TO THE

STATUTORY PROSPECTUSES OF THE FUNDS

LISTED IN SCHEDULE A

Effective March 19, 2019, the corresponding language in the section titled “More on the fund’s investment strategies, investments and risks – Selection process” in each Fund’s Statutory Prospectus is amended to read as follows:

The portfolio managers utilize ClearBridge’s fundamental research analysts who, using their industry expertise, determine the material ESG (environmental, social and governance) factors facing both individual companies and industry sectors and engage with company management regarding the extent to which they promote best practices of such factors. ESG factors may include, but are not necessarily limited to, environmentally-friendly product initiatives, labor audits of overseas supply chains and strong corporate governance. The choice of ESG factors for any particular company reflects the specific industry.

SCHEDULE A

Fund	Date of Statutory Prospectus
LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

ClearBridge International Growth Fund	March 1, 2019
ClearBridge Small Cap Fund	March 1, 2019
ClearBridge Value Trust	March 1, 2019

LEGG MASON PARTNERS EQUITY TRUST

ClearBridge Aggressive Growth Fund	December 27, 2018
ClearBridge All Cap Value Fund	February 1, 2019
ClearBridge Appreciation Fund	March 1, 2019
ClearBridge International Small Cap Fund	February 1, 2019
ClearBridge International Value Fund	March 1, 2019
ClearBridge Large Cap Value Fund	March 1, 2019
ClearBridge Mid Cap Fund	March 1, 2019
ClearBridge Mid Cap Growth Fund	March 1, 2019
ClearBridge Select Fund	March 1, 2019
ClearBridge Small Cap Growth Fund	March 1, 2019
ClearBridge Small Cap Value Fund	February 1, 2019
ClearBridge Tactical Dividend Income Fund	March 1, 2019

Please retain this supplement for future reference.

CBAX512667